Exhibit 10.44

FIRST AMENDMENT TO THE
SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (“Amendment”) is made and entered into as of June 14, 2004 by and between JAMES L. BILDNER, a resident of the Commonwealth of Massachusetts (“Bildner”) and TIER TECHNOLOGIES, INC., a California corporation (the “Company”).  All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Prior Agreement (defined below).

RECITALS

A.            Bildner and the Company have entered into that certain Second Amended and Restated Stock Pledge Agreement dated as of June 30, 1999 (the “Prior Agreement”) pursuant to which, among other things, Bildner granted a security interest to the Company in the Shares.

B.            Concurrently herewith, the Shares will be converted or exchanged into the Company’s Class B Common Stock.  As a result, Bildner and the Company desire to make certain amendments to the Prior Agreement.

AGREEMENT

In consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the parties hereto hereby amend the Prior Agreement as follows:

1.             AMENDMENTS TO PRIOR AGREEMENT.

(a)           Section 1(b) of the Prior Agreement is hereby amended and restated in its entirety to read as follows:

“(b)  The number of shares of Class A Common Stock of the Company set forth on Schedule A hereto (including any shares of Class B Common Stock of the Company issued upon conversion or exchange of such Class A Common Stock), which are currently beneficially owned by Bildner, shall serve as the security for the April 1998 Note (the “Shares”).”

(b)           Section 2(i) of the Prior Agreement is hereby amended by adding the following language at the end thereof: “and any interest of Bildner in and to any securities account to which the Shares are credited”.

2.             REPRESENTATIONS AND WARRANTIES.  Bildner hereby represents and warrants to the Company that its representations and warranties in the Prior Agreement continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment and that the execution, delivery and performance of this Amendment do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Bildner.

3.             REAFFIRMATION OF TERMS.  This Amendment shall be construed in connection with and as part of the Prior Agreement and all terms, conditions, representations, warranties, covenants, grants of security interests, and agreements set forth in the Prior Agreement, except as herein amended, are hereby ratified and confirmed.  Without limiting the foregoing, Bildner hereby ratifies and reaffirms the validity and enforceability of the pledge made pursuant to the Prior Agreement to the Company, as collateral security for the April 1998 Note, and acknowledges that all of the Pledged Collateral pledged as security for the April 1998 Note pursuant to the Prior Agreement continues to be and remains collateral for the April 1998 Note from and after the date hereof.

4.             FULL FORCE AND EFFECT; ENTIRE AGREEMENT.  Except to the extent expressly provided in this Amendment, the terms and conditions of the Prior Agreement shall remain in full force and effect.

5.             COUNTERPARTS; EFFECTIVENESS.  This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.  This Amendment shall be deemed effective upon the execution of a counterpart hereof by Bildner and the Company.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered on the date first set forth above.

COMPANY:	TIER TECHNOLOGIES, INC.,
a California corporation

By:
James Weaver
Chairman & CEO

BILDNER:

JAMES L. BILDNER